EXHIBIT 99.1

                         APPLIED TACTICAL SYSTEMS, INC.





                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

APPLIED TACTICAL SYSTEMS, INC.
CONTENTS


REPORT OF INDEPENDENT AUDITORS .............................................   1
FINANCIAL STATEMENTS:
       Balance Sheet .......................................................   2
       Statement of Operations and Retained Earnings .......................   3
       Statement of Cash Flows .............................................   4
       Notes to Financial Statements .......................................   5 - 9

Report of Independent Auditors

The Board of Directors and Shareholders of
Applied Tactical Systems, Inc.

We have audited the accompanying balance sheet of Applied Tactical Systems, Inc. as of December 31, 2000, and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Applied Tactical Systems, Inc. at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/Ernst & Young LLP

MetroPark, New Jersey
March 1, 2001

                   APPLIED TACTICAL SYSTEMS, INC.
                           BALANCE SHEET
                         DECEMBER 31, 2000


                               ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                   $  425,138
Accounts receivable, less allowance for doubtful
  accounts of $20,000                                                        1,416,212
Inventories, net                                                               301,750
Prepaid expenses and other current assets                                       63,016
                                                                           ------------
  Total current assets                                                       2,206,116
                                                                           ------------
PROPERTY AND EQUIPMENT:
Property and equipment                                                         800,591
Less Accumulated depreciation and amortization                                (472,342)
                                                                           ------------
Net property and equipment                                                     328,249
                                                                           ------------
Total assets                                                               $ 2,534,365
                                                                           ============
                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                                              $552,039
Dividends payable                                                              230,000
Accrued expenses and other liabilities                                         317,843
Deferred revenue                                                               248,513
                                                                           ------------
  Total current liabilities                                                  1,348,395

STOCKHOLDERS' EQUITY:
Common stock, no par, 5,000,000 shares
  authorized; 4,000,000 shares outstanding                                     200,000
Additional paid-in-capital                                                     167,800
Retained earnings                                                              818,170
                                                                           ------------
Total stockholders' equity                                                   1,185,970
                                                                           ------------
Total liabilities and stockholders' equity                                 $ 2,534,365
                                                                           ============


See notes to financial statements.

                         APPLIED TACTICAL SYSTEMS, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


OPERATING REVENUES                                        $  9,255,294

COST OF SALES                                                4,793,790
                                                         -------------
GROSS PROFIT                                                 4,461,504
                                                         -------------
OPERATING EXPENSES:

  Selling and administrative                                 3,043,065
  Research and development                                     593,796
  Depreciation and amortization                                171,863
                                                         -------------
    Total operating expenses                                 3,808,724
                                                         -------------

OPERATING INCOME                                               652,780

OTHER INCOME AND (EXPENSES):
Interest income                                                 19,805
Interest expense                                               (17,239)
Other                                                          (16,347)
                                                         -------------
Net other income (expense)                                     (13,781)
                                                         -------------

INCOME BEFORE INCOME TAXES                                     638,999

Income Tax Provision                                            12,225
                                                         -------------

NET INCOME                                                     626,774

RETAINED EARNINGS, JANUARY 1, 2000                             721,396

LESS DIVIDENDS                                                 530,000
                                                         -------------
RETAINED EARNINGS, DECEMBER 31, 2000                      $    818,170
                                                         =============



See notes to financial statements.

                         APPLIED TACTICAL SYSTEMS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000



Cash Flows from Operating Activities:
 Net Income                                                   $626,774
 Adjustments to reconcile net income to
  net cash provided by operating activities:
    Depreciation and amortization                              171,863
    Net loss on disposal of assets                              16,347
 Changes in assets and liabilities
 Accounts receivable, net                                     (130,036)
    Inventories, net                                            33,364
    Prepaid expenses and other current assets                  (17,220)
    Accounts payable                                           350,677
    Accrued expenses and other liabilities                     (82,460)
    Deferred revenue                                            80,397
                                                       ----------------
    Net cash provided by operating activities                1,049,706
                                                       ----------------
Cash Flows from Investing Activities:
  Additions to property and equipment                          (66,404)
  Proceeds from sale of fixed assets                             6,350
                                                       ----------------
  Net cash used for investing activities                       (60,054)
                                                       ----------------
Cash Flows from Financing Activities:
  Dividends paid                                              (300,000)
  Loans payable bank, net                                     (350,000)
                                                       ----------------
  Net cash used in financing activities                       (650,000)
                                                       ----------------

Net Increase in Cash                                           339,652

Cash and Cash Equivalents at Beginning of Period                85,486
                                                       ----------------
Cash and Cash Equivalents at End of Period                     425,138
                                                       ================


See notes to financial statements.

1. Business and Summary of Significant Accounting Principles

Business

Applied Tactical Systems, Inc. (the "Company") offers a suite of software products and services to assist in the implementation of automated data collection and "bar-code" systems. The Company also provides services to a variety of clients in the areas of manufacturing, management information systems, software and hardware design, manufacturing cost controls, detail communications implementation and manufacturing systems development.

Sale of Company

On December 29, 2000, the Company merged with Vertex Interactive, Inc. ("Vertex"). Vertex is a public company that is a provider of web-enabled business-to-business fulfillment solutions that enhance productivity across the supply chain in such critical areas as customer relationship management, enterprise applications integration, logistics, inventory and warehouse resource management, route accounting and sales management. Vertex has operations throughout North America and Europe. The Company's shareholders received
3.0 million shares of Vertex common stock, with an approximate fair market value of $25 million, in exchange for all of its outstanding shares of common stock. In addition, Vertex reserved 153,600 shares for issuance upon exercise of the Company's stock options. The vested portion of these options was estimated to have a total fair market value of approximately $600,000.

The sale of the Company closed effective with the close of business on December 31, 2000.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Equipment Sales:

Revenue related to sales of equipment is recognized when the products are delivered, title has passed and no obligations remain.

Software License Sales:

The Company recognizes license fees as revenue in accordance with SOP 97-2, "Software Revenue Recognition" as amended by SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions". The revenue related to software license sales is recorded at the time of shipment provided that (i.) no significant vendor obligations remain outstanding at the time of sale; (ii.) the collection of the related receivable is deemed probable by management; and (iii.) that vendor specific objective evidence (V.S.O.E.) of fair value exists for all significant elements, including postcontract customer support (PCS) in multiple element arrangements.

Support and Services:

The Company accounts for revenue related to PCS over the life of the arrangements, generally twelve months. The Company also provides consulting and other services on a per-diem billing basis and recognizes such revenues as the services are performed.

Deferred Revenue

Deferred revenue represents the unearned portion of revenue related to PCS not yet completed.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with maturities of three months or less at date of purchase to be cash equivalents.

Inventories

Inventories consist primarily of equipment used in the implementation of an integrated system or equipment purchased for resale and is stated at the lower of cost (first-in first-out) or market.

Property and Equipment

Property and equipment are stated at cost and are depreciated using the straight-line and declining balance methods over the estimated useful lives of the assets.

The Company reviews its property and equipment for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. As a result of its review, the Company does not believe that any impairment currently exists related to its property and equipment.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivable. The Company maintains its cash balances with a high credit quality financial institution and from time to time, certain balances may exceed the amount of federal deposit insurance.

At December 31, 2000, one customer represented approximately 38% of the outstanding accounts receivable and for the year ended December 31, 2000, another customer accounted for approximately 11% of revenues.

The Company's financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable are carried at cost, which approximates their fair value because of the short-term maturity of these instruments.

Stock Based Compensation

The Company accounts for its stock based compensation in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123). SFAS 123 requires that an entity account for employee stock compensation under a fair value based method. However, SFAS 123 also allows an entity to continue to measure compensation cost for employee stock-based compensation arrangements using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees" (Opinion 25). Entities electing to remain with the accounting under Opinion 25 are required to make pro forma disclosures of net income as if the fair value based method of accounting under SFAS 123 has been applied. The Company has elected to continue to account for employee stock-based compensation under Opinion 25 and has made the required disclosures under SFAS 123 (see Note 8).

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by shareholders and distribution to shareholders. For the year ended December 31, 2000, the Company's comprehensive income consists entirely of net income from operations.

Income Taxes

The Company has elected by unanimous consent of its shareholders to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders include their respective share of the Company's net income in their individual federal income tax returns. The Company is liable for certain state and local taxes notwithstanding S corporation status.

2. Property and Equipment

Property and equipment at December 31, 2000 consists of the following:

                                                                                  Estimated
                                                                                Useful Lives
                                                                                ------------
Furniture and fixtures                                  $  167,500                7 years
Leasehold improvements                                     268,231                4 - 6 years
Computer equipment                                         246,747                3 - 5 years
Office equipment                                           118,113                5 years
                                                       -----------
                                                           800,591

Less: Accumulated depreciation
and amortization                                          (472,342)
                                                        -----------

Net Property and Equipment                              $  328,249
                                                        ==========


3. Accrued Expenses

The components of accrued expenses and other liabilities at December 31, 2000 consist of the following:

Payroll and related deductions                           $ 152,862
Sales and other taxes, excluding income and payroll         43,593
Inventory purchases                                         30,277
Other                                                       91,111
                                                         ---------
                                                         $ 317,843
                                                         =========

4. Indebtedness

The Company has a revolving line of credit up to $1,500,000 that bears interest at the bank prime rate and is secured by a first lien on all business assets of the Company. At December 31, 2000, there were no balances outstanding under the line of credit. As a result of the merger with Vertex, the line of credit was terminated.

5. Related Party Transactions

The Company leases office and warehouse space (for its principal offices in New Jersey) from a shareholder. The lease is classified as an operating lease and is on a month-to-month basis at a rate of $16,667 per month. In addition, the lease obligates the Company to pay all real estate taxes and assessments for the premises while the Company occupies the space. The total 2000 rent and real estate tax expense for this lease were $200,000 and $31,940, respectively.

The Company also leases office space (in Rochester, N.Y.) from an entity that is wholly owned by certain shareholders. The lease is classified as an operating lease and is on a month-to-month basis at a rate of $11,000 per month. In addition, the lease obligates the Company to pay all real estate taxes and assessments for the premises while the Company occupies the space. The total 2000 rent and real estate tax expense for this lease were $132,000 and $18,875, respectively.

During the year ended December 31, 2000, the Company incurred $50,000 of consulting fees to the spouse of a shareholder, and approximately $36,000 of transportation costs to a company that is owned 50% by a shareholder.

6. Commitments

Future minimum lease payments under non-cancelable operating leases that have remaining terms in excess of one year as of December 31, 2000 are:

         Years Ended December 31,
         2001                                39,540
         2002                                13,180
                                           ---------
                                           $ 52,720
                                           ========

Rent expense for the year ended December 31, 2000, including amounts with related parties (see Note 7), was $371,775.

7. Stockholders' Equity

Dividends

During the year ended December 31, 2000, the Company declared $530,000 of dividends to its shareholders of which $230,000 was unpaid and recorded as dividends payable at December 31, 2000.

Stock Option Plan

The Company has a Stock Option Plan (the "Plan") that provides for the granting of nonqualified stock options to employees to purchase shares of the Company's common stock. Options granted under the Plan generally vest over five years and expire after seven years. No options were granted, exercised or cancelled during 2000. At December 31, 2000, there were 204,800 options outstanding at an exercise price of $3 per share, of which 122,880 options were exerciseable.

Pro-forma SFAS 123 Disclosure

In accordance with the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), the Company accounts for its issuances of stock options under Accounting Principles Board Opinion 25 and, accordingly, does not recognize compensation cost for those options issued at the stock's fair market value on the date of grant. If the Company had elected to recognize compensation cost based on the fair value of the options granted at the grant date as proscribed by SFAS 123, net income for the year ended December 31, 2000 would have decreased approximately $25,000 from $626,774 to $601,774.

The fair value of each option grant is estimated on the date of grant using the minimum value option-pricing model with the following assumptions:

Expected dividend yield                0%
Risk-free interest rate                5.5%
Expected life of options               5 years

The effects of applying SFAS 123 and the results obtained through the use of the minimum value option-pricing model are not necessarily indicative of future values.